SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 6, 2007
SPARTECH CORPORATION
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

1-5911	43-0761773

(Commission File Number)	(IRS Employer Identification No.)

120 South Central Avenue, Suite 1700, Clayton, Missouri	63105

(Address of principal executive offices)	(Zip Code)
(314) 721-4242
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPARTECH CORPORATION
FORM 8-K
Item 2.02. Results of Operations and Financial Condition.
On September 6, 2007 Spartech Corporation issued a press release which included information concerning its preliminary sales and operating earnings for its third quarter ended August 4, 2007 and earnings guidance for the quarter. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
Item 8.01. Other Events
On September 6, 2007 Spartech Corporation issued a press release which included revised earnings guidance for fiscal 2007. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
On September 6, 2007 Spartech Corporation issued a press release announcing that it had entered into an agreement to acquire the stock of plastic packaging manufacturer Creative Forming, Inc. A copy of the Press Release is furnished as Exhibit 99.2 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Exhibit
Number	Description
99.1	Press Release: “Spartech Corporation Provides Preview to Third Quarter Results and Updates Earnings Guidance.”

99.2	Press Release: “Spartech Corporation Announces Agreement to Purchase Packaging Business.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTECH CORPORATION
Date September 6, 2007	By	/s/ Jeffrey D. Fisher
Jeffrey D. Fisher
Senior Vice President, General Counsel and Secretary